                                                            EXHIBIT 10.(iii)A

                                    FY 2001 CORPORATE EMPLOYEE COMPENSATION PLAN
                                         (SEPTEMBER 1, 2000 - AUGUST 31, 2001)

OBJECTIVE
                           To pay additional cash beyond base salary to eligible employees of Farmland Industries,
                           Inc., who are not tied to any single business or service unit, contingent upon the company's financial performance.  Farmland Industries, Inc. ("Corporate") must achieve a threshold or minimum net income before taxes and extraordinary items, or no payout occurs.

                           This plan includes four important exhibits which are an integral part of the plan structure.  Please be aware of and consult them.  They include the following:

                           Exhibit A        -        Corporate financial performance criteria and
                                                     levels

                           Exhibit B        -        A summary schedule of payout opportunities by
                                                     earnings level

                           Exhibit C        -        Additional detail on determination of payout

                           Exhibit D        -        Descriptions and definitions of accounting terms and
                                                     methodologies relevant to this plan

PLAN STRUCTURE
                           The plan provides the opportunity for a cash payment following the conclusion of each quarter in FY 2001 to eligible employees for the attainment of corporate objectives year to date. The corporate standard measure is net income before taxes and extraordinary items.

                           A further requirement for payout to Farmland Industries, Inc. appointed corporate officers is that cash patronage payments to members must occur; if not, this group will receive no payout under the terms of this plan.

                           The structure and format of the Corporate Employee compensation plan may differ in some respects from unit customized plans.  Plan requirements and rules for such items as eligibility for participation, proration of payout, etc., supersede those of any customized plans should conflicts occur (Note:  some details in sales incentive plans may vary given the difference in nature between sales and non-sales variable pay plans.)

ELIGIBILITY
                           The following types of employees are ineligible for any single quarterly payout under the
                                                                -----------
                           Corporate Employee Compensation Plan:

                          o   Employees whose terms and conditions of employment are subject to collective bargaining.
                          o   Employees hired after September 1, 2000; December 1, 2000; March 1, 2001; or June 1, 2001 (Waived if the
                              employee is a former regular full time employee during FY 2001.  Payout is prorated.)
                          o   Regular part time employees with less than 125 hours of service during any one quarter in FY 2001.
                          o   Temporary employees with less than 250 hours of service during a FY 2001 quarter.
                          o   Employees terminated for cause prior to the end of a quarter.
                          o   Employees who terminate voluntarily prior to the end of a quarter (Employees who terminate to accept a position with a member cooperative may be eligible for a prorated payout.)
                          o   Employees included in variable compensation plans other than the corporate employee compensation plan.
                              Exceptions must be approved by the Chief Executive Officer and by the VP, Human
                              Resources.

                           Certain classes of employees who terminate prior to the end of a quarter will receive payout based on their eligible earnings during the quarter:

                                    Death/Disability
                                    Retirement
                                    Reduction in Force
                                    Focus Team member obtaining outside employment
                                    Layoff
                                    Leave of Absence

                           Involuntary separations, other than for reasons included in the list above, which are not for performance or for cause, may result in prorated payout.
                                                         ---

                           Employees who voluntarily terminate prior to the end of a quarter for the purpose of assuming a position with a system member cooperative may be eligible to receive a payout.
                           To secure eligibility, the employee must notify Corporate Human Resources, in writing, at the time of separation and ensure that the system member cooperative notifies Farmland's
                           Corporate Human Resources Department, in writing, to verify employment from the point of separation through the conclusion of the plan quarter.

                           Employees on formal disciplinary or performance probation are ineligible for that portion of the fiscal quarter or year.

DETERMINATION
OF PAYOUT
                           Payout is determined as a percentage of eligible gross wages or salary paid during the fiscal quarter, as shown in Exhibits B and C.  Corporate performance measurements are labeled "threshold", "target", and "maximum".

                           Threshold - The minimal performance level required for the plan to pay out. No payout occurs
                           ----------
                                       for achievement below threshold.

                           Target   - Identifies the actual performance objective.
                           ------

                           Maximum - A performance level exceeding target at which the payout as a percentage of
                           -------
                                     eligible gross wages or salary is frozen.  No payout occurs beyond these percentages regardless of performance.

                           Payout for performance between threshold and target or target and maximum is prorated.

                           In the event of a merger, change of control, or other major organizational structure change during the course of the plan year, the rate of earnings for the quarter, year to date, would be projected to the end of the quarter in order to derive net income performance estimate.

MODIFICATION
OF THE PLAN
                           Farmland Management and/or the Board of Directors reserve the right to modify this plan, including changing details, temporarily suspending the plan, or terminating the plan altogether prior to the conclusion of any fiscal year quarter.  They reserve the same right relative to any business or service unit variable pay plan.

         APPROVED:
                                     ROBERT HONSE
                           ----------------------------------------
                                    Robert Honse
                                    President and CEO

                                                       EXHIBIT A

                                             FY 2001 PERFORMANCE CRITERIA AND GOALS

         Corporate Net Income before taxes and extraordinary items (full fiscal year):
         -----------------------------------------------------------------------------

         Threshold                  $44,100700

         Target                    $63,000,000

         Maximum                   $88,200,000

         Quarterly Objectives:
         ---------------------

         1st Quarter
         -----------
                  Threshold         $5,600,000
                  Target            $8,000,000
                  Maximum          $11,200,000

         2nd Quarter (year to date)
         --------------------------
                  Threshold         $5,600,000
                  Target            $8,000,000
                  Maximum          $11,200,000

         3rd Quarter (year to date)
         --------------------------
                  Threshold         $33,600,000
                  Target            $48,000,000
                  Maximum           $67,000,000

         4th Quarter (full year)
         -----------
                  Threshold         $44,100,000
                  Target            $63,000,000
                  Maximum           $88,200,000

                                          EXHIBIT B
                                  FY 2001 Payout Calculation Grid
----------------------------------------- ---------------------------------------------- ------------------------------------------
      Threshold - Target - Maximum        Earnings                 V Comp Calculation Point*
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
               3 - 5 - 8             All Non - Exempt**                Any Earnings
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
               3 - 5 - 8            Below $36,050 Exempt              Actual Earnings
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
               3 - 6 - 10             $36,050 - $39,654                   $37,855
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
               4 - 7 - 12             $39,655 - $43,619                   $41,640
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
                5 - 8 - 15***         $43,620 - $50,164                   $46,895
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              5 - 10 - 18             $50,165 - $57,689                   $53,930
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              6 - 12 - 22             $57,690 - $66,344                   $62,020
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              7 - 15 - 27             $66,345 - $76,299                   $71,325
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              8 - 18 - 33             $76,300 - $87,744                   $82,025
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              10 - 22 - 40           $87,745 - $100,909                   $94,330
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              12 - 25 - 46           $100,910 - $116,049                 $108,480
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              12 - 25 - 46           $116,050 - $133,459                 $124,755
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              12 - 25 - 46           $133,460 - $153,479                 $143,470
------------------------------- ------------------------------ ------------------------------------
------------------------------- ------------------------------ ------------------------------------
              14 - 28 - 52               $153,480 +                   Actual Earnings
                                                                  (Non - FII Executives)
------------------------------- ------------------------------ ------------------------------------
*        I.E., for any exempt employee whose earnings fall within a particular range, the payout is calculated on this middle value.  Annual figures are divided by 4 to determine quarterly payouts.
**       Includes Truck Drivers
***      Employees legitimately considered Production Supervisors will receive at least this percentage payout
                                                                               --------
         opportunity level, regardless of actual pay.  Calculation point against which percentage is applied is
                                                                                                             --
         based on actual pay.
-----------------------------------------------------------------------------------------------------------------------------------
                                             Executives
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------- -------------------------------------------------
      Threshold - Target - Maximum             Earnings                 V Comp Calculation Point
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
              18 - 36 - 67                                             Designated FII Executives
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
              22 - 45 - 83                                             Designated FII Executives
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
          Determined by Board                                              President and CEO
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                          $92,700 - $111,239                    $101,970
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $111,240 - $133,489                    $122,365
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $133,490 - $160,189                    $146,840
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $160,190 - $192,229                    $176,210
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $192,230 - $230,674                    $211,455
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $230,675 - $276,809                    $253,745
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $276,810 - $332,169                    $304,490
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $332,170 - $398,604                    $365,390
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $398,605 - $478,324                    $438,465
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $478,325 - $573,989                    $526,160
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $573,990 - $688,789                    $631,390
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                         $688,790 - $826,549                    $757,170
------------------------------------ ---------------------------- -------------------------------------------
------------------------------------ ---------------------------- -------------------------------------------
                                              $826,550 +                    Actual Earnings
------------------------------------ ---------------------------- -------------------------------------------

Note:  These scales are the same as those used in Fiscal Year 2000.

                                                            EXHIBIT C

                                                DETAIL ON DETERMINATION OF PAYOUT

         Non-Exempt Employees:
                  Payout is determined as a percentage of eligible gross earnings paid during any quarter of fiscal year 2001.

                  Note:    Eligible gross wages may exclude some lump sums.

         Exempt/Management Employees:
                  Payout is determined as a percentage of the Variable Comp Calculation Point based on eligible gross wages during any quarter of fiscal year 2001.  Exhibit B grid lists the percentage opportunities assigned to each Variable Comp Calculation Point.**

                  NOTE:    Lump Sum amounts given during the fiscal year will not be
                                    included in Eligible gross wages unless they were given in lieu of merit increase.

                  **Variable Comp Calculation Point and designated percentage will be used unless comparison to FY 96 salary range midpoint and grade determined percentage results in a higher payout amount; but once a person has transitioned to the current variable pay computation method, that person cannot return to receiving a payout based on the FY 96 salary range midpoint.  Individuals hired, promoted or demoted after 9/1/96 are ineligible for this comparison.

         Eligible Earnings:
                  Base earnings, merit increase pay, lump sum in lieu of a merit increase, shift differential, bridge differential, and geographic differential.
                  Production supervisors flat rate overtime payments.

                  Non-exempt overtime payments.

         Non-eligible Earnings:
                  The following is list of the most common items not included as earnings:
                                                                 ---
                           Vacation and personal holiday balance lump sum payments
                           Previous FY variable compensation payment
                           Sales Commission, SPIFFs payment, bonus, etc.
                           Severance pay
                           Relocation reimbursements

                  Exceptions to normal eligibility or ineligibility of earnings must be approved in advance by the Vice President, Human Resources and the
                  Director, Compensation.

                                                            EXHIBIT D

                                               DETERMINATION OF EXTRAORDINARY ITEM
                                               -----------------------------------

If Farmland achieves its performance goals, but experiences a loss year due to extraordinary items, the Board of
Directors of Farmland Industries, Inc. maintains the discretion to authorize, adjust, or deny payout of any portion of the Variable Compensation Plan not yet paid.  This also applies to employees who participate in customized business or service unit plans.  Employees on sales incentive plans are not affected by this provision unless specific portions of
                                                            ---
their plans are tied to corporate performance.

                                           GUIDELINES FOR "EXTRAORDINARY" DESIGNATION

The Chief Financial Officer and the Chief Executive Officer must approve the classification of any item as
"extraordinary."  Transactions deemed as "extraordinary" and therefore excluded in the determination of Income for variable compensation include:

  o     The punitive portion of litigation results in favor of or against Farmland, excluding redemptive payments on normal business matters where the intent is to substantially restore net income to where it would have been had the incident not occurred.

  o     The loss generated from the impairment of asset value of a major asset, group of assets, or investments.

  o     The loss from any new business activity or business unit added subsequent to the approval of the Business
                          --------------------------------------
        Plan, provided that the acquisition was such that it required specific Board of Director approval outside of the business plan.

       The impact of adjustments resulting from LIFO inventory computations or reserves.

  o    Other items as approved.

Specific requests by an operating unit for treatment of an item as "extraordinary" must be approved by the Senior
Management representative before review by the Chief Financial Officer and the Chief Executive Officer.